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                                                                   Exhibit 10.29

                               AMENDMENT NO. 2 TO
                        AGREEMENT FOR THE PROVISION OF
                      FIBER OPTIC FACILITIES AND SERVICES
                                    BETWEEN
                          ALABAMA POWER COMPANY AND
                    SOUTHERN INTEREXCHANGE FACILITIES, INC.
                           APC CONTRACT NUMBER SI001


      THIS AMENDMENT, effective as of December 1, 1991, is made by and between ALABAMA POWER COMPANY ("APC") and SOUTHERN INTEREXCHANGE FACILITIES, INC. ("SI"), parties to the Agreement for the Provision of Fiber Optic Facilities and Services, APC Contract Number SI00l, dated as of March 29, 1990 and amended on March 29, 1990 and March 22, 1991 (the "Agreement").

                                  WITNESSETH:

     WHEREAS, APC desires to obtain sole and exclusive ownership and use of the fibers within that portion of Route Segment 1 which is located between the MCI POP at Park Place Tower and the Telecom POP at 600 N. 18th Street, Birmingham, Alabama (the "APC Segment"), and SI desires to relinquish its beneficial ownership in such fibers in return for reimbursement of amounts paid to APC as Actual Cost for the construction of the APC Segment; and

     WHEREAS, the parties deem it to be in their mutual interest to amend the Agreement;

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and promises hereinafter set forth, the parties agree to amend the Agreement as follows:

     1. In consideration of SI's relinquishment of its interest and rights in the APC Segment, APC hereby agrees to pay SI the sum of sixteen thousand one hundred thirty and 70/100 dollars ($16,130.70). APC shall owe no further amounts, and SI shall have no right to additional compensation of any kind, with respect to the APC Segment.

     2. As of the effective date hereof, APC shall have the absolute and exclusive title, beneficial ownership and interest in the Cable, fibers, equipment and associated facilities in, on or used in connection with the APC Segment, including without limitation the right to use the fibers for any purpose whatsoever. From such effective date, SI shall have no further rights or interest in the APC Segment, and the APC Segment shall not be governed by or subject to the Agreement.
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     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed on their behalf, as of the day and year first above written.

ALABAMA POWER COMPANY                             SOUTHERN INTEREXCHANGE
                                                     FACILITIES, INC.

By:  /s/ J. M. Corbitt                            By: /s/ Melvin R. Patterson
   -------------------------                         ---------------------------

Name: J. M. Corbitt                               Name: Melvin R. Patterson
     -----------------------                           -------------------------
     (Printed or Typed)                                 (Printed or Typed)

Title: Vice President                             Title: Vice President
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